PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following:

	As of June 30,
	2025	2024
Machinery and equipment	$372,578	$3,370,486
Transportation equipment	73,069	13,898
Office equipment	22,290	18,929
Total	467,937	3,403,313
Less: accumulated depreciation	(174,914)	(820,600)
Property and equipment, net	$293,023	$2,582,713